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                                                                  Exhibit 23.1.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated August 29, 1996, on our audits of the financial statements of Standefer Motor Sales, Inc. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.


Memphis, Tennessee
October 3, 1996